UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 4, 2019

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CELADON GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34533	13-3361050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9503 East 33rd Street One Celadon Drive, Indianapolis, IN	46235
(Address of principal executive offices)	(Zip Code)

(317) 972-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

[ ]	Emerging growth company
[ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

On October 4, 2019, Celadon Group, Inc., a Delaware corporation (the “Company”), entered into a First Amendment to Second Amended and Restated Credit Agreement (the “Term Loan Amendment”) among the Company, certain of its subsidiaries, Blue Torch Finance, LLC, as administrative agent (the “Term Loan Agent”), and BTC Holdings Fund I, LLC, BTC Holdings Fund I-B, LLC, BTC Holdings SC Fund LLC, and Luminus Energy Partners Master Fund, Ltd., each as a lender (the “Term Loan Lenders”), which amends that certain Second Amended and Restated Credit Agreement dated July 31, 2019 (the “Term Loan Agreement”), among the Company, certain of its subsidiaries, the Term Loan Agent, and the Term Loan Lenders.  In addition, on October 4, 2019, the Company entered into an Amendment No. 1 to Credit and Security Agreement (the “Revolving Loan Amendment” and, together with the Term Loan Amendment, the “Amendments”) among the Company, certain of its subsidiaries, MidCap Funding IV Trust, as agent (the “Revolving Agent”), and MidCap Financial Trust, as lender (the “Revolving Lender”), which amends that certain Credit and Security Agreement dated July 31, 2019 (the “Revolving Credit Agreement” and, together with the Term Loan Agreement, the “Credit Agreements”), among the Company, certain of its subsidiaries, the Revolving Agent, and the Revolving Lender.

The Amendments decrease the Company's minimum liquidity requirement under the Credit Agreements from $12.5 million to $10.0 million for the period of October 1, 2019 through and including October 15, 2019.  Liquidity is generally defined to mean revolving loan availability under the Revolving Credit Agreement plus unrestricted cash in United States or Canadian deposit accounts subject to a deposit account control agreement in favor of the applicable agent.

The description of the Amendments set forth above does not purport to be complete and is qualified in its entirety by the full text of the Term Loan Amendment and the Revolving Loan Amendment, which are filed herewith as Exhibits 10.1 and 10.2, respectively.

Item 9.01          Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT
	NUMBER	EXHIBIT DESCRIPTION

	10.1	First Amendment to Second Amended and Restated Credit Agreement dated October 4, 2019.
	10.2	Amendment No. 1 to Credit and Security Agreement dated October 4, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELADON GROUP, INC.

Date: October 10, 2019	By:	/s/ Vincent Donargo
Vincent Donargo Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
10.1	First Amendment to Second Amended and Restated Credit Agreement dated October 4, 2019.
10.2	Amendment No. 1 to Credit and Security Agreement dated October 4, 2019.